Exhibit 99.1

Cleansing Materials August 2019

Disclaimer 2 The information contained herein (the “Confidential Information”), including any financial projections and forecasts, was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (“SEC”) or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The Confidential Information does not purport to present the Company’s financial condition in accordance with general accounting principles of the United States (“GAAP”). The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Confidential Information and, accordingly, does not express an opinion or any other form of assurance with respect to the Confidential Information. Cautionary Statements Regarding Forward-Looking Information Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. Such statements, include but are not limited to, estimated and projected financial and operating metrics, estimated and projected non-GAAP financial measures, descriptions of management’s strategy, plans, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact. These risks include, but are not limited to potential adverse effects on the parties’ liquidity or results of operations; effects on market price of the Company's common stock and on the Company's ability to access the capital markets; and those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings submitted by the Company to the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions the Company considers. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein and in the Confidential Information are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein and in the Confidential Information, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter. Non-GAAP Measures The Company does not reconcile forward looking non-GAAP financial measures included in the presentation to the corresponding GAAP measures due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information necessary for a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non-GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the GAAP measures may be materially different than the non-GAAP measures.

Production (Mboe/d) Adjusted EBITDA ($MM)(1) Capex ($MM) Unlevered Free Cash Flow 3 Corporate Projections ___________________________________ Note: Pricing assumes 5 year strip as of 7/26/2019. Excludes Non-Cash G&A. Includes capex for items such as A&D, Leasehold, G&G, Capitalized G&A, ARO and Stacking Costs. D&C Midstream Other(2) Monument Draw West Quito Draw Hackberry Draw NonOp ($108) ($32) $2 ($62) ($16) Q3 - Q4 2019E 2020E 2021E 2022E 2023E $61 $108 $108 $225 $245 $34 $36 $3 $3 $15 $8 $8 $9 $9 $110 $152 $120 $237 $253 Q3 - Q4 2019E 2020E 2021E 2022E 2023E $59 $122 $125 $172 $223 Q3 - Q4 2019E 2020E 2021E 2022E 2023E 8.1 9.7 10.5 14.9 20.0 4.7 4.3 3.8 3.9 3.8 5.3 4.2 3.2 2.7 2.3 18.3 18.4 17.6 21.6 26.2 Q3 - Q4 2019E 2020E 2021E 2022E 2023E Strip Price Deck as of 07/26/19 2019 2020 2021 2022 2023 WTI ($/bbl) $56.51 $55.04 $53.29 $52.65 $52.84 HHUB ($/MMbtu) $2.26 $2.46 $2.54 $2.59 $2.67 NGL ($/bbl) $20.11 $20.74 $21.39 $21.39 $21.39

Company Forecast

1-2 Rig Plan

Strip Price Deck as of 07/26/19	2019	2020	2021	2022	2023
WTI ($/bbl)	$56.51	$55.04	$53.29	$52.65	$52.84
HHUB ($/MMBtu)	$2.26	$2.46	$2.54	$2.59	$2.67
NGL ($/bbl)	$20.11	$20.74	$21.39	$21.39	$21.39

Quarterly / Yearly Forecast

($MM)	Q3 '19	Q4 '19	Q1 '20	Q2 '20	Q3 '20	Q4 '20	Q3 - Q4 2019	2020	2021	2022	2023
Quarterly Production (Boe/d)	16,861	19,666	19,686	18,632	16,795	18,428	18,263	18,381	17,627	21,590	26,156
% Oil	*58%*	*61%*	*60%*	*61%*	*61%*	*63%*	*59%*	*61%*	*63%*	*66%*	*66%*
Rig Count	*1.0*	*1.0*	*1.0*	*1.0*	*1.0*	*1.0*	*1.0*	*1.0*	*1.0*	*2.0*	*2.0*
NYMEX WTI ($/Bbl) - Strip as of 07/26/19	$56.64	$56.38	$55.95	$55.29	$54.70	$54.22	$56.51	$55.04	$53.29	$52.65	$52.84
Midland WTI ($/Bbl) - Strip as of 07/26/19	$55.81	$56.46	$56.20	$55.68	$55.19	$54.78	$56.13	$55.46	$53.92	$53.28	$53.47
Houston MEH ($/Bbl) - Strip as of 07/26/19	$60.79	$59.38	$58.88	$58.06	$57.21	$56.61	$60.08	$57.69	$55.54	$54.90	$55.09
Oil Revenue	$49	$60	$59	$56	$50	$56	$109	$221	$212	$265	$323
Gas Revenue	1	2	2	(0)	0	3	3	5	11	13	16
NGL Revenue	4	5	5	5	4	5	10	19	19	22	26
Net Oil and Gas Revenue	**$54**	**$68**	**$66**	**$60**	**$55**	**$64**	**$122**	**$245**	**$242**	**$300**	**$366**
Less: LOE & Workover	(13)	(14)	(15)	(14)	(14)	(14)	(28)	(57)	(58)	(64)	(72)
Less: Severance & Ad Valorem Taxes	(3)	(4)	(4)	(4)	(4)	(4)	(8)	(16)	(16)	(20)	(24)
Less: Non-Cash G&A	(1)	(1)	(1)	(1)	(1)	(1)	(3)	(4)	(3)	(3)	(3)
Less: Cash G&A	(8)	(6)	(6)	(6)	(6)	(6)	(14)	(24)	(25)	(25)	(25)
Less: Gathering, Transportation, and Other	(8)	(8)	(8)	(8)	(8)	(5)	(16)	(29)	(19)	(19)	(21)
Plus: Realized Gain / (Loss) on Derivatives	2	1	0	1	1	1	3	3	-	-	-
EBITDA	**$22**	**$34**	**$32**	**$27**	**$24**	**$35**	**$56**	**$118**	**$123**	**$170**	**$221**
Plus: Non-Cash G&A	1	1	1	1	1	1	3	4	3	3	3
Adjusted EBITDA	**$24**	**$35**	**$33**	**$29**	**$25**	**$35**	**$59**	**$122**	**$125**	**$172**	**$223**
Adj. EBITDA / BOE	*$15.25*	*$19.43*	*$18.47*	*$16.84*	*$15.91*	*$20.86*	*$17.50*	*$18.07*	*$19.45*	*$21.89*	*$23.38*
Less: Change in Working Capital	2	(19)	10	(7)	10	(15)	(17)	(1)	1	8	18
Less: Cash Taxes	-	-	-	-	-	-	-	-	(5)	(5)	(4)
Less: Stacking Costs; Non-Recurring G&A; Other	(13)	(26)	-	-	-	-	(39)	-	-	-	-
Cash Flow Before Capex and Capital Raises	**$12**	**($9)**	**$43**	**$22**	**$35**	**$20**	**$2**	**$120**	**$122**	**$175**	**$237**
(Acquisitions) / Divestitures	1	-	-	-	-	-	1	-	-	-	-
Capitalized G&A and ARO	(3)	(2)	(2)	(2)	(2)	(2)	(5)	(8)	(8)	(9)	(9)
D&C Capex	(26)	(36)	(29)	(21)	(27)	(30)	(61)	(108)	(108)	(225)	(245)
Leasehold Capex	(0)	(10)	-	-	-	-	(11)	-	-	-	-
Midstream Capex	(26)	(8)	(15)	(13)	(8)	(0)	(34)	(36)	(3)	(3)	-
G&G & Other Capex	(0)	(0)	-	-	-	-	(0)	-	-	-	-
Total Capex	**($53)**	**($57)**	**($46)**	**($36)**	**($37)**	**($33)**	**($110)**	**($152)**	**($120)**	**($237)**	**($253)**
Unlevered Free Cash Flow	**($42)**	**($66)**	**($3)**	**($15)**	**($3)**	**($12)**	**($108)**	**($32)**	**$2**	**($62)**	**($16)**

HALCÓN RESOURCES

Note: Pricing assumes 5 year strip as of 7/26/2019.

4

Internal Reserve Report Summary 5 ___________________________________ Note: Pricing assumes 5 year strip-to-flat as of 7/26/2019. 7/1/2019 effective date. Locations Net Modeled Resource Capex NPV Asset Category Net WI Locations Oil (MMbbls) Gas (MMcf) NGL (Mbbls) Equivalent (MMBoe) ($MM) 10% Proved Devoloped - 22 50 8 38 $4 $406 Total Proved Developed - 22 50 8 38 $4 $406 Development (operated) Monument Draw Wolfcamp Upper 11 8 12 2 12 $114 $62 Wolfcamp Lower 6 5 7 1 7 78 33 (-) Facilities 18 (17) Total Monument Draw 17 13 19 3 19 $211 $78 West Quito Draw Wolfcamp A Upper 1 1 4 0 2 $9 $8 (-) Facilities - - Total West Quito Draw 1 1 4 0 2 9 8 Hackberry Draw (-) Facilities 1 (1) Total Hackberry Draw - - - - - $1 ($1) Total Proved Undeveloped (Operated) 19 13 23 4 21 $221 $84 Development (Non-Op) Non-Op 0 0 0 0 0 $0 $1 Total Non-Op Proved 0 0 0 0 0 $0 $1 Total Proved Undeveloped 19 14 23 4 21 $222 $85 Hedges $5 Pre-Tax, Pre-G&A Proved 19 36 73 11 59 $226 $496 Strip Price Deck as of 07/26/19 2019 2020 2021 2022 2023 WTI ($/bbl) $56.51 $55.04 $53.29 $52.65 $52.84 HHUB ($/MMbtu) $2.26 $2.46 $2.54 $2.59 $2.67 NGL ($/bbl) $20.11 $20.74 $21.39 $21.39 $21.39

Draft 13 Week Cash Flow Forecast

As of July 23, 2019

			Ch 11									Emergence			
Strip Pricing - NYMEX 7/19	**Actual**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Forecast**	**Total**
Week of Forecast ==>	**Wk-0**	**Wk-1**	**Wk-2**	**Wk-3**	**Wk-4**	**Wk-5**	**Wk-6**	**Wk-7**	**Wk-8**	**Wk-9**	**Wk-10**	**Wk-11**	**Wk-12**	**Wk-13**	
Week Ending ==>	**21-Jul**	**28-Jul**	**4-Aug**	**11-Aug**	**18-Aug**	**25-Aug**	**1-Sep**	**8-Sep**	**15-Sep**	**22-Sep**	**29-Sep**	**6-Oct**	**13-Oct**	**20-Oct**	
RECEIPTS															
Gross Oil Receipts	13,003	5,465	-	-	-	24,126	-	-	-	21,328	-	-	-	-	50,919
Gross Gas & NGL Receipts	-	-	1,496	-	-	-	2,140	-	-	-	-	2,475	-	-	6,111
Hedge Settlements	-	-	897	-	-	-	-	541	-	-	-	148	-	-	1,586
JIB Receipts	32	-	447	447	447	447	406	406	406	406	406	552	552	552	5,475
Other Receipts	171	118	-	557	-	-	-	-	-	-	-	-	-	-	675
Revenue Distribution	-	(6,397)	-	-	-	-	(6,296)	-	-	-	(5,634)	-	-	-	(18,327)
AGGREGATE RECEIPTS	**13,206**	**(814)**	**2,839**	**1,004**	**447**	**24,573**	**(3,750)**	**948**	**406**	**21,735**	**(5,227)**	**3,175**	**552**	**552**	**46,439**
OPERATING DISBURSEMENTS															
Gathering & Transportation	(158)	(676)	(782)	(782)	(782)	(782)	(591)	(591)	(591)	(591)	(591)	(643)	(643)	(643)	(8,692)
Lease Operating Expense	(1,654)	(2,705)	(1,356)	(1,356)	(1,356)	(1,356)	(1,075)	(1,075)	(1,075)	(1,075)	(1,075)	(1,316)	(1,316)	(1,316)	(17,454)
Drilling & Completion Capex	(646)	(3,474)	(2,552)	(2,302)	(1,865)	(1,865)	(1,031)	(1,031)	(1,031)	(968)	(968)	(4,377)	(1,177)	(1,177)	(23,818)
Midstream Capex	(125)	(3,115)	(6,040)	(3,090)	(3,090)	(6,514)	(2,074)	(1,074)	(1,074)	(1,074)	(1,074)	(506)	(506)	(506)	(29,738)
Seismic & Other Capex	(1)	(50)	(32)	(32)	(32)	(32)	(30)	(30)	(30)	(30)	(30)	(27)	(27)	(27)	(407)
Processing & Production Taxes	(9)	(1,060)	-	-	-	(1,634)	-	-	-	(1,494)	-	-	-	-	(4,187)
Payroll & Benefits	(686)	(1,492)	(215)	(612)	(30)	(1,340)	(215)	(612)	(30)	(612)	(30)	(797)	(30)	(612)	(6,625)
Facilities, Rent & Insurance	(10)	(3,151)	-	-	-	(445)	-	-	-	-	(445)	-	-	-	(4,041)
G&A Expenses	(401)	(353)	(245)	(245)	(245)	(245)	(196)	(196)	(196)	(196)	(196)	(305)	(305)	(305)	(3,227)
Total Operating Disbursements	**(3,692)**	**(16,076)**	**(11,223)**	**(8,420)**	**(7,400)**	**(14,213)**	**(5,212)**	**(4,609)**	**(4,026)**	**(6,040)**	**(4,409)**	**(7,971)**	**(4,003)**	**(4,586)**	**(98,188)**
OPERATING CASH FLOW	**9,514**	**(16,889)**	**(8,383)**	**(7,416)**	**(6,953)**	**10,360**	**(8,962)**	**(3,661)**	**(3,620)**	**15,695**	**(9,636)**	**(4,796)**	**(3,452)**	**(4,034)**	**(51,749)**
One Time / Non-Recurring Items															
Professional Fees	(1,843)	(4,215)	-	-	-	(150)	-	-	-	(2,730)	-	(18,866)	-	-	(25,960)
US Trustee Fees	-	-	-	-	-	-	-	-	-	-	-	(400)	-	-	(400)
Utility Deposit	-	-	-	(80)	-	-	-	-	-	-	-	-	-	-	(80)
Total Non-Recurring Items	**(1,843)**	**(4,215)**	**-**	**(80)**	**-**	**(150)**	**-**	**-**	**-**	**(2,730)**	**-**	**(19,266)**	**-**	**-**	**(26,440)**
Revolver Interest & Fees	-	-	-	-	-	-	-	-	-	-	-	(12,347)	-	-	(12,347)
Senior Notes Interest & Fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DIP Interest & Fees	-	-	(800)	-	(129)	-	-	-	(184)	-	-	(156)	-	-	(1,269)
Total Interest & Fees	**-**	**-**	**(800)**	**-**	**(129)**	**-**	**-**	**-**	**(184)**	**-**	**-**	**(12,503)**	**-**	**-**	**(13,616)**
TOTAL NON-OPERATING DISBURSEMENTS	**(1,843)**	**(4,215)**	**(800)**	**(80)**	**(129)**	**(150)**	**-**	**-**	**(184)**	**(2,730)**	**-**	**(31,769)**	**-**	**-**	**(40,057)**
NET CASH FLOW	**$ 7,671**	**$ (21,104)**	**$ (9,183)**	**$ (7,496)**	**$ (7,083)**	**$ 10,210**	**$ (8,962)**	**$ (3,661)**	**$ (3,805)**	**$ 12,965**	**$ (9,636)**	**$ (36,565)**	**$ (3,452)**	**$ (4,034)**	**$ (91,806)**
Beginning Book Cash Balance	367	15,038	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	139,599	1,250	15,038
(+/-) Net Cash Flow	7,671	(21,104)	(9,183)	(7,496)	(7,083)	10,210	(8,962)	(3,661)	(3,805)	12,965	(9,636)	(36,565)	(3,452)	(4,034)	(91,806)
(+/-) Revolver Draw / (Paydown)	7,000	7,316	9,183	7,496	7,083	(10,210)	8,962	3,661	3,805	(12,965)	9,636	9,914	(134,897)	4,034	(86,983)
(+/-) Equity Investment	-	-	-	-	-	-	-	-	-	-	-	165,000	-	-	165,000
Ending Book Cash Balance	**15,038**	**1,250**	**1,250**	**1,250**	**1,250**	**1,250**	**1,250**	**1,250**	**1,250**	**1,250**	**1,250**	**139,599**	**1,250**	**1,250**	**1,250**
Beginning Revolver / Exit Facility Balance	201,000	208,000	215,316	215,316	215,316	215,316	215,316	215,316	215,316	215,316	215,316	215,316	251,881	116,983	208,000
(+/-) Permanent Paydown	-	-	-	-	-	-	-	-	-	-	-	(215,316)	-	-	(215,316)
(+/-) Draw / (Paydown)	7,000	7,316	-	-	-	-	-	-	-	-	-	251,881	(134,897)	4,034	128,334
Ending Revolver / Exit Facility Balance	**208,000**	**215,316**	**215,316**	**215,316**	**215,316**	**215,316**	**215,316**	**215,316**	**215,316**	**215,316**	**215,316**	**251,881**	**116,983**	**121,017**	**121,017**
Beginning DIP Balance	-	-	-	9,183	16,680	23,762	13,553	22,514	26,175	29,980	17,015	26,651	-	-	-
(+/-) DIP Draw / (Paydown)	-	-	9,183	7,496	7,083	(10,210)	8,962	3,661	3,805	(12,965)	9,636	(26,651)	-	-	-
Ending DIP Balance	**-**	**-**	**9,183**	**16,680**	**23,762**	**13,553**	**22,514**	**26,175**	**29,980**	**17,015**	**26,651**	**-**	**-**	**-**	**-**
Borrowing Base	*225,000*	*225,000*	*35,000*	*35,000*	*35,000*	*35,000*	*35,000*	*35,000*	*35,000*	*35,000*	*35,000*	*275,000*	*275,000*	*275,000*	*275,000*
Less: Outstanding Revolver Balance	(208,000)	(215,316)	-	-	-	-	-	-	-	-	-	(251,881)	(116,983)	(121,017)	*(121,017)*
Less: Outstanding Letters of Credit	(1,766)	(1,766)	-	-	-	-	-	-	-	-	-	(1,766)	(1,766)	(1,766)	*(1,766)*
Less: Outstanding DIP Balance	-	-	*(9,183)*	*(16,680)*	*(23,762)*	*(13,553)*	(22,514)	(26,175)	(29,980)	(17,015)	(26,651)	-	-	-	-
Ending Availability	**15,234**	**7,918**	**25,817**	**18,320**	**11,238**	**21,447**	**12,486**	**8,825**	**5,020**	**17,985**	**8,349**	**21,354**	**156,251**	**152,217**	**152,217**
Total Liquidity (Availability + Cash)	***30,273***	***9,168***	***27,067***	***19,570***	***12,488***	***22,697***	***13,736***	***10,075***	***6,270***	***19,235***	***9,599***	***160,953***	***157,501***	***153,467***	***153,467***

Note: Strip pricing as of 7/19/2019

HALCÓN RESOURCES

6